Description of Business	9 Months Ended
Sep. 30, 2013
Accounting Policies [Abstract]
Description of Business

1. Description of Business

We operate the world’s largest digital coupon marketplace, including the largest digital coupon marketplace in the U.S., RetailMeNot.com, and in the U.K., VoucherCodes.co.uk, connecting consumers with leading retailers and brands. Our websites, mobile applications, email newsletters and alerts and social media presence enable consumers to search for, discover and redeem relevant digital coupons from retailers and brands. Our marketplace features digital coupons across multiple product categories, including clothing; electronics; health and beauty; home and office; travel, food and entertainment; personal and business services; and shoes. We believe our investments in digital coupon content quality, product innovation and direct retailer relationships allow us to offer a compelling experience to consumers looking to save money, whether online or in-store.